UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2014

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

001-33515
(Commission File Number)
Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 3, 2014, Einstein Noah Restaurant Group, Inc. (the “Company”) entered into a Second Amendment (“Second Amendment”) to its Amended and Restated Credit Agreement dated as of December 6, 2012 (as previously amended as of June 27, 2013, the “Existing Senior Credit Agreement”) by and among the Company, Bank of America, N.A. as administrative agent, and the lenders named therein.

The Second Amendment amends or modifies the Existing Senior Credit Agreement, in material part, as follows (capitalized terms having the meanings ascribed to them in the Second Amendment and in Section 1.01 of the Existing Senior Credit Agreement):

1)	Permits the Company to borrow an additional $7.5 million on its Term Loan, thus increasing the outstanding balance under its Term Loan to $100.0 million. With these additional funds, the Company plans to pay down its Revolving Credit Facility.

2)	Extends the Maturity Date of the Amended Senior Credit Facility from June 6, 2018 to July 3, 2019.

3)	Sets the Term A Facility principal payment to $1.25 million per quarter through the Maturity Date, with all unpaid principal, accrued interest and fees payable on the Maturity Date.

4)	Requires the Company to maintain a minimum Consolidated Fixed Charge Coverage Ratio of 1.35x.

5)	Requires the Company to maintain a maximum Consolidated Leverage Ratio of 3.25x.

6)	Amends the Applicable Rate for Eurodollar Rate loans from 1.75%-3.25% to 1.75%-2.75%, based on the Company’s Consolidated Leverage Ratio.

7)	Amends the Applicable Rate for Base Rate loans from 0.75%-2.25% to 0.75%-1.75%, based on the Company’s Consolidated Leverage Ratio.

8)	Eliminates the Company’s $32.0 million limitation on annual capital expenditures.

9)	Defines Total Liquidity to be the sum of Excess Revolving Availability plus unrestricted cash and Cash Equivalents.

10)	Permits the Company to pay an unlimited amount of cash dividends or repurchase an unlimited amount of its common stock, so long as:

a)	Total Liquidity of at least $15.0 million is maintained before and after the payment of any cash dividend or stock repurchase; and

b)	the Company maintains a Consolidated Leverage Ratio of 3.0x at that time.

This summary of the terms of the Second Amendment is qualified in its entirety by the text of the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

10.1	Second Amendment to the Amended and Restated Credit Agreement, dated as of July 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: July 9, 2014	/S/ JOHN A. COLETTA

John A. Coletta
Chief Financial Officer